UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 4, 2025

IVEDA SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-41345	20-2222203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1744 S. Val Vista, Suite 213 Mesa, Arizona	05204
(Address of Principal Executive Offices)	(Zip Code)

(480) 307-8700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.00001	IVDA	The Nasdaq Stock Market, LLC
Common Stock Purchase Warrants	IVDAW	The Nasdaq Stock Market, LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 4, 2025, Iveda Solutions, Inc. (the “Company”) reconvened its 2024 Annual Meeting of Stockholders (the “Meeting”). At the meeting, 1,309,385 shares of the Company’s common stock entitled to vote at the Meeting, as of the record date of October 7, 2024, were present in person or by proxy, representing 54.37% of the Company’s outstanding voting capital stock and constituting a quorum for the transaction of business.

At the Meeting, a majority of the outstanding shareholders of the Company approved the redomicile of the Company from a Nevada corporation to a Delaware corporation (Proposal 1). The Company did not obtain sufficient votes to approve: (a) an amendment to our Articles of Incorporation to increase the number of authorized shares of capital stock (Proposal 4); or (b) the issuance of: (i) 625,000 Series A Common Stock Purchase Warrants; (ii) 625,000 Series B Common Stock Purchase Warrants; and (iii) the shares of the Company’s common stock upon the exercise of such Series A and Series B Warrants (Proposal 5). Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 7, 2024.

The voting results of the shares of the Company’s voting stock for each proposal are set forth below:

Proposal 1 – The Redomicile of the Company as a Delaware Corporation:

Votes For	Votes Against	Votes Abstained
1,233,381	21,273	19,553

Proposal 4 – To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of capital stock:

The information set forth in Item 8.01 of this Current Report is incorporated into this Item 5.07 by reference.

Proposal 5 – To approve the issuance of the warrants and the shares of common stock underlying the exercise of such warrants:

The information set forth in Item 8.01 of this Current Report is incorporated into this Item 5.07 by reference.

Item 8.01	Other Events.

Since the Company obtained the approval of Proposal 1, the approval of Proposal 4 is no longer required. With respect to Proposal 5, regarding the approval of the issuance of the warrants we recently offered and the shares of common stock underlying the exercise of such warrants, the Annual Meeting was adjourned to June 2, at 9:30 a.m. Mountain Time. The adjourned Annual Meeting will be held at the Company’s offices located at 1744 S Val Vista, Suite 213, Mesa, Arizona 85204. The purpose of the adjournment is to allow additional time for the Company’s stockholders to vote on Proposal 5.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

IVEDA SOLUTIONS, INC.

Date: March 7, 2025	By:	/s/ David Ly
	Name:	David Ly
	Title:	Chief Executive Officer